SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stationsplein 45

3013 AK Rotterdam

The Netherlands

(Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on May 22, 2013. The proposals voted on at the meeting and the final voting results, showing all proposals were approved by a majority of the votes cast, are shown below. For more information on the following proposals, see the Company’s proxy statement dated April 10, 2013, the relevant portions of which are incorporated herein by reference.

1.	The re-election of three Class III directors to serve as members of the Supervisory Board until the Annual General Meeting of Shareholders in 2016.

	FOR	WITHHOLD	OTHER NOMINEE	BROKER NON-VOTES
Jacques Aigrain	491,457,390	9,409,244	0	13,399,443
Scott M. Kleinman	484,178,685	16,687,949	0	13,399,443
Bruce A. Smith	497,188,689	3,677,945	0	13,399,443

2.	The adoption of the Company’s Dutch statutory annual accounts, as prepared in accordance with Dutch law, for the year ended December 31, 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
499,216,151	16,148	1,634,295	13,399,443

3.	The discharge from liability of the sole member of the Management Board.

FOR	AGAINST	ABSTAIN
510,960,965	441,931	2,863,181

4.	The discharge from liability of members of the Supervisory Board.

FOR	AGAINST	ABSTAIN
510,951,771	445,288	2,869,022

5.	The ratification of the Company’s selection of PricewaterhouseCoopers LLP as independent registered public accountants.

FOR	AGAINST	ABSTAIN
513,532,430	153,860	579,787

6.	The appointment of PricewaterhouseCoopers Accountants N.V. as auditors who will audit the Dutch statutory annual accounts.

FOR	AGAINST	ABSTAIN
513,531,828	153,558	580,691

7.	The approval of the compensation of the members of the Supervisory Board.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
495,029,555	5,208,576	628,503	13,399,443

8.	The ratification and approval of the dividends declared by the Management Board, acting with the approval of the Supervisory Board, in respect of the 2012 fiscal year.

FOR	AGAINST	ABSTAIN
513,611,977	17,046	637,054

9.	The approval, in an advisory vote, of the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
485,741,492	14,494,461	630,681	13,399,443

10.	The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s issued share capital.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
498,816,290	244,099	1,806,245	13,399,443

11.	The approval to cancel up to 10% of the Company’s issued share capital if held in its treasury account.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
500,162,771	123,609	580,254	13,399,443

12.	The approval of the amendments to the Company’s Articles of Association.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
464,653,523	34,480,995	1,732,116	13,399,443

Item 8.01 Other Events

Also on May 22, 2013, the Company announced that the Supervisory Board has approved a share repurchase program for up to 10% of the Company’s outstanding shares after approval of the authorization by the Company’s shareholders at its Annual General Meeting.

The Company further announced that the Supervisory Board has authorized the Management Board to declare an interim dividend of $0.50 per share payable on June 24, 2013 to shareholders of record on June 3, 2013, subject to the adoption of a resolution authorizing such dividend, which is expected to occur on June 3, 2013. The dividend of $0.50 per share represents a 25% increase over the Company’s first quarter interim dividend.

The amount and timing of future share repurchases and dividends will depend on, and be subject to, market conditions, general economic conditions, applicable legal requirements and other corporate considerations. The share repurchase program and the Company’s dividend policy may be suspended or discontinued at any time. The share repurchase program does not obligate LyondellBasell to acquire any particular amount of shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 24, 2013	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President